Fees Summary	May 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,127,000,000
Previously Paid Amount	0
Total Fee Amount	172,543.7
Total Offset Amount	$ 0
Narrative Disclosure
The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering.
The maximum aggregate amount of this offering is $1,127,000,000. The U.S. dollar equivalent of this amount, as well as the Amount Registered, Maximum Aggregate Offering Price and Amount of Registration Fee set forth in the table above, have been calculated using the euro/U.S. dollar exchange rate of €1.00/$1.1270 as released on May 12, 2025 by The Board of Governors of the Federal Reserve System.

Net Fee	$ 172,543.7
Narrative - Max Aggregate Offering Price	$ 1,127,000,000
Final Prospectus	true